UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 6, 2011

Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive NE, Hutchinson, Minnesota		55350
(Address of Principal Executive Offices)		(Zip Code)

(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 6, 2011, Hutchinson Technology Incorporated (the “Company”) and Wells Fargo Bank, N.A. (the “Rights Agent”) entered into a First Amendment to Rights Agreement (the “Amendment”), relating to the Rights Agreement, dated as of July 29, 2010 (the “Rights Agreement”), between the Company and the Rights Agent.

The Amendment provides that, in connection with the common share purchase rights of the Company, a person or group who, immediately prior to the acceptance by the Company of its 3.25% Convertible Subordinated Notes due 2026 (the “Old Notes”) in exchange for its 8.50% Convertible Senior Notes due 2026 (the “New Notes”) pursuant to that certain exchange offer announced by the Company on May 6, 2011 (the “Exchange Offer”), was not an Acquiring Person (as defined in the Rights Agreement) and who, immediately after such acceptance, would not have been an Acquiring Person but for the exchange of New Notes for Old Notes, will not be an Acquiring Person if, following completion of the Exchange Offer, such person, together with its affiliates or associates, shall not increase its beneficial ownership of our common stock to a percentage equal to or greater than (i) 15% or (ii) the sum of (A) .50% and (B) the percentage of common stock beneficially owned by such person, together with its affiliates or associates, immediately after completion of the Exchange Offer. The Amendment also provides that this provision will no longer apply to any person who, following completion of the Exchange Offer, reduces its beneficial ownership, together with its affiliates and associates, to less than 15%.

A copy of the Amendment is incorporated by reference herein. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 3.03.	Material Modification to Rights of Security Holders.

The information required by this item is included in Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Amendment to Rights Agreement, dated as of May 6, 2011, between Hutchinson Technology Incorporated and Wells Fargo Bank, N.A., as Rights Agent (incorporated herein by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A/A, filed with the Securities and Exchange Commission on May 6, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: May 6, 2011	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

4.1	First Amendment to Rights Agreement, dated as of May 6, 2011, between Hutchinson Technology Incorporated and Wells Fargo Bank, N.A., as Rights Agent.	Incorporated by Reference